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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): October 16, 2007

                              TrustCo Bank Corp NY
             (Exact name of registrant as specified in its charter)

         NEW YORK                       0-10592                 14-1630287
 State or Other Jurisdiction of     Commission File No.     I.R.S. Employer
 Incorporation or Organization                            Identification Number

                  5 SARNOWSKI DRIVE, GLENVILLE, NEW YORK 12302
                    (Address of principal executive offices)

                                 (518) 377-3311
                         (Registrant's Telephone Number,
                              Including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
        (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
        (17 CFR 240.13e-4(c))

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



TrustCo Bank Corp NY


Item 2.02.     Results of Operations and Financial Condition
----------     ---------------------------------------------
               On October 16, 2007, TrustCo Bank Corp NY ("TrustCo") issued a press release with third quarter and year to date results for the period ending September 30, 2007. Attached is a copy of the press release labeled as Exhibit 99(a).



Item 9.01.     Financial Statements and Exhibits
----------     ---------------------------------

               (c)     Exhibits

               Reg S-K Exhibit No.       Description
               -------------------       -----------

                    99(a) Press release dated October 16, 2007, for the period ending September 30, 2007, regarding third quarter and year to date results.











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




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: October 16, 2007

                                                TrustCo Bank Corp NY
                                                (Registrant)


                                                By:/s/ Robert T. Cushing
                                                   ----------------------------
                                                   Robert T. Cushing
                                                   Executive Vice President and
                                                   Chief Financial Officer




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




                                 Exhibits Index


The following exhibits are filed herewith:


Reg S-K Exhibit No.                      Description                     Page
------------------         ------------------------------              --------
     99(a)                 Press release dated October 16, 2007,         5 - 12
                           for the period ending September 30, 2007, regarding third quarter and year to date results.






























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




[GRAPHIC OMITTED][GRAPHIC OMITTED]
5 Sarnowski Drive, Glenville, New York, 12302
(518) 377-3311  Fax:  (518) 381-3668

Subsidiary:     Trustco Bank                                     NASDAQ -- TRST

Contact:     Kevin T. Timmons
             Vice President/Treasurer
             (518) 381-3607



   FOR IMMEDIATE RELEASE:


                  TrustCo Announces Third Quarter 2007 Results


Glenville, New York - October 16, 2007

TrustCo Bank Corp NY (TrustCo, Nasdaq: TRST) today announced that net income for the third quarter of 2007 was $10.6 million compared to $11.2 million for the comparable 2006 quarter. Diluted earnings per share were $0.141 for the third quarter of 2007, compared to $0.149 for the same period in 2006. Return on average equity and return on average assets were 18.45% and 1.26%, respectively for the third quarter of 2007 compared to 18.15% and 1.48% for the third quarter of 2006.

For the first nine months of 2007 net income was $31.1 million and resulted in diluted earnings per share of $0.413, as compared to the first nine months of 2006 which resulted in net income of $36.0 million and diluted earnings per share of $0.479. Return on average equity and return on average assets were 18.07% and 1.27%, respectively, for the first nine months of 2007, and 19.81% and 1.63% for the comparable period in 2006.

Compared to prior year results, the decline in net income in both the 2007 quarter and year-to-date periods is primarily a result of a decline in the Company's net interest margin, brought about by the inverted yield curve, and higher costs related to the expansion of the branch network. Also, for the nine month periods, the Company recognized a credit to the provision for loan losses of $3.6 million for 2006 and zero in 2007. This decline was another contributing factor in the reduction in year-to-date net income for 2007 compared to 2006.

TrustCo continued to report impressive growth in both deposits and loans. For the quarter ended September 30, 2007, average deposits were up $361.7 million or 13.7% compared to the third quarter of 2006. Average loans showed similar results, rising $235.2 million or 14.3% compared to the same period in 2006. Much of the growth can be attributed to the Company's branch expansion initiative. During the third quarter of 2007, TrustCo opened four offices to bring the total to 105. Current plans call for the expansion program to continue into 2008 with new branches planned in the markets currently served. Robert J. McCormick, President and Chief Executive Officer noted that, "We are pleased with the early results of our expansion program but are mindful that achieving our profit goals will take time and continued hard work."

Mr. McCormick also noted "Press reports continue to cover the fallout related to the subprime mortgage lending area. Subprime loans are mortgage loans to borrowers who do not qualify for conventional loans due to poor credit, employment issues, etc. TrustCo has never been involved in this type of lending. We have always believed that mortgage loans are our most important asset and growth is never an excuse to sacrifice credit quality. While the news continues to report stories of mortgage lenders closing down or having to dramatically restructure their businesses, TrustCo continues to make mortgages to credit worthy applicants. In fact, the declining number of competitors in the mortgage business may possibly create opportunities for our Company."

Nonperforming loans continue at low levels and reserve coverage of those loans remains strong. At the end of the third quarter, nonperforming loans were equal to 0.46% of total loans, while the allowance for loan losses was 3.9 times nonperforming loans. At June 30, 2007, nonperforming loans were equal to 0.50% of total loans and the allowance was 3.8 times nonperforming loans. Both figures compare favorably to the industry. Looking at the most recent data available, as of June 30, 2007, the average ratio of nonperforming loans to total loans was 0.68% and the average of the allowance of loan losses to nonperforming loans was 2.3 times for all publically traded thrifts as reported by SNL Financial.

On August 21st the Board of Directors declared a quarterly cash dividend of $0.16 per share, which shareholders received in early October. This dividend equates to an annualized yield of 5.86% based on the closing stock price for the third quarter.

TrustCo Bank Corp is a $3.34 billion bank holding company and through its subsidiary, Trustco Bank, operates 105 offices in New York, New Jersey, Vermont, Massachusetts, and Florida.

In addition, the Bank operates a full service Trust Department. The common shares of TrustCo are traded on The NASDAQ Global Select Market under the symbol TRST.

Except for the historical information contained herein, the matters discussed in this news release and other information contained in TrustCo's Securities and Exchange Commission filings may express "forward-looking statements." Those "forward-looking statements" may involve risk and uncertainties, including statements containing future events or performance and assumptions and other statements of historical facts.

TrustCo wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The following important factors, among others, in some cases have affected and in the future could affect TrustCo's actual results, and could cause TrustCo's actual financial performance to differ materially from that expressed in any forward-looking statement: (1) credit risk, (2) interest rate risk, (3) competition, (4) changes in the regulatory environment, and (5) changes in local market area and general business and economic trends. The foregoing list should not be construed as exhaustive, and the Company disclaims any obligation to subsequently revise any forward-looking statements to reflect events or circumstances after the date of such statements, or to reflect the occurrence of anticipated or unanticipated events.

GLENVILLE, NY

FINANCIAL HIGHLIGHTS

(dollars in thousands, except per share data)
(Unaudited)

                                                                           Three Months Ended
                                                              09/30/07          06/30/07          09/30/06
Summary of operations
 Net interest income (TE)                                 $    25,314            24,752            25,164
 Provision (credit) for loan losses                               -                 -                 -
 Net securities transactions                                      226                 3                24
 Net trading gains (losses)                                       305            (2,844)              -
 Noninterest income                                             4,220             3,987             3,871
 Noninterest expense                                           13,597            13,458            11,699
 Net income                                                    10,640             8,107            11,179

Per common share
 Net income per share:
     - Basic                                              $     0.142             0.108             0.149
     - Diluted                                                  0.141             0.108             0.149
 Cash dividends                                                 0.160             0.160             0.160
 Tangible Book value at period end                               3.12              3.06              3.16
 Market price at period end                                     10.93              9.88             10.84

At period end
 Full time equivalent employees                                   649               610               556
 Full service banking offices                                     105               101                89

Performance ratios
 Return on average assets                                        1.26   %          0.98              1.48
 Return on average equity (1)                                   18.45             14.13             18.15
 Efficiency (2)                                                 45.99             46.20             40.09
 Net interest spread (TE)                                        2.66              2.63              3.03
 Net interest margin (TE)                                        3.10              3.07              3.46
 Dividend payout ratio                                         113.02            148.02            107.12

Capital ratios at period end (3)
 Total equity to assets                                          6.93   %          6.87              8.13
 Tier 1 risk adjusted capital                                   13.44             13.29             15.73
 Total risk adjusted capital                                    14.70             14.55             16.99

Asset quality analysis at period end
 Nonperforming loans to total loans                              0.46   %          0.50              0.38
 Nonperforming assets to total assets                            0.27              0.28              0.22
 Allowance for loan losses to total loans                        1.82              1.90              2.08
 Coverage ratio (4)                                               3.9   X           3.8               5.5


(1) Average equity excludes the effect of accumulated other comprehensive income (loss).
(2) Calculated as noninterest expense (excluding other real estate owned income/expense, specialized consulting and any one-time charges) divided by taxable equivalent net interest income plus noninterest income (excluding net securities transactions, net trading gains and losses and one-time income items).
(3) Capital ratios exclude the effect of accumulated other comprehensive income (loss).
(4) Calculated as allowance for loan losses divided by total nonperforming loans.
TE = Taxable equivalent.

(dollars in thousands, except per share data)
(Unaudited)

                                                                   Nine Months Ended
                                                              09/30/07          09/30/06
Summary of operations
 Net interest income (TE)                                 $   74,573             77,113
 Provision (credit) for loan losses                              -               (3,575)
 Net securities transactions                                     229               (264)
 Net trading gains                                               906                -
 Noninterest income                                           12,310             11,381
 Noninterest expense                                          39,761             35,610
 Net income                                                   31,061             35,969

Per common share
 Net income per share:
     - Basic                                              $    0.414              0.480
     - Diluted                                                 0.413              0.479
 Cash dividends                                                0.480              0.480
 Tangible Book value at period end                              3.12               3.16
 Market price at period end                                    10.93              10.84

Performance ratios
 Return on average assets                                       1.27   %           1.63
 Return on average equity (1)                                  18.07              19.81
 Efficiency (2)                                                45.22              40.46
 Net interest spread (TE)                                       2.67               3.17
 Net interest margin (TE)                                       3.11               3.57
 Dividend payout ratio                                        115.91              99.84


(1) Average equity excludes the effect of accumulated other comprehensive income (loss).
(2) Calculated as noninterest expense (excluding other real estate owned income/expense, specialized consulting and any one-time charges) divided by taxable equivalent net interest income plus noninterest income (excluding net securities transactions, net trading gains and losses and one-time income items).

TE = Taxable equivalent.

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

(dollars in thousands)
(Unaudited)

                                                                            09/30/07          12/31/06          09/30/06


ASSETS

 Loans, net                                                             $ 1,876,753          1,726,898         1,653,802

 Trading securities                                                         450,513                -                 -
 Securities available for sale                                              580,099          1,048,270         1,104,614
 Held to maturity securities                                                 25,000                -                 -
 Federal funds sold and other short-term investments                        274,396            243,449           103,079
                                                                       --------------     --------------    --------------
   Total earning assets                                                   3,206,761          3,018,617         2,861,495

 Cash and due from banks                                                     48,275             47,889            49,324
 Bank premises and equipment                                                 28,656             24,050            23,848
 Other assets                                                                57,495             70,631            67,497
                                                                       --------------     --------------    --------------
   Total assets                                                         $ 3,341,187          3,161,187         3,002,164
                                                                       ==============     ==============    ==============

LIABILITIES
 Deposits:
  Demand                                                                $   258,978            259,401           243,984
  Interest-bearing checking                                                 275,839            290,784           276,264
  Savings accounts                                                          619,251            662,310           682,272
  Money market                                                              358,131            310,719           307,412
  Certificates  of  deposit (in denominations of $100,000 or more)          370,990            299,813           248,340
  Other time deposits                                                     1,101,221            976,356           890,991
                                                                       --------------    --------------    --------------
   Total deposits                                                         2,984,410          2,799,383         2,649,263

 Short-term borrowings                                                       93,865             95,507            91,705
 Long-term debt                                                                  36                 59                66
 Other liabilities                                                           28,060             26,715            24,054
                                                                       --------------    --------------    --------------
   Total liabilities
                                                                          3,106,371          2,921,664         2,765,088

SHAREHOLDERS' EQUITY                                                        234,816            239,523           237,076
                                                                       --------------    --------------    --------------

  Total liabilities and
   shareholders' equity                                                 $ 3,341,187          3,161,187         3,002,164
                                                                       ==============    ==============    ==============

Number of common shares
 outstanding, in thousands                                                   75,140             74,873            74,828


CONSOLIDATED STATEMENTS OF INCOME

(dollars in thousands, except per share data)
(Unaudited)

                                                                          Three Months Ended
                                                              09/30/07          06/30/07          09/30/06

Interest income
   Loans                                                   $   31,039             29,566            26,696
   Investments                                                 12,851             11,126            14,137
   Federal funds sold and other short term investments          4,949              6,856             2,009
                                                         --------------     --------------    --------------
     Total interest income                                     48,839             47,548            42,842

Interest expense
   Deposits                                                    23,342             22,577            17,489
   Borrowings                                                     942                989               990
                                                         --------------    --------------    --------------
     Total interest expense                                    24,284             23,566            18,479
                                                         --------------    --------------    --------------

     Net interest income                                       24,555             23,982            24,363

Provision (credit) for loan losses                                -                  -                 -
                                                         --------------    --------------    --------------

      Net interest income after
       provision for loan losses                               24,555             23,982            24,363

Net securities transactions                                       226                -                  24
Trading gains (losses)                                            305             (2,841)              -
Noninterest income                                              4,220              3,987             3,871
Noninterest expense                                            13,597             13,458            11,699
                                                         --------------    --------------    --------------

Income before income taxes                                     15,709             11,670            16,559
Income tax expense                                              5,069              3,563             5,380
                                                         --------------    --------------    --------------

Net income                                                 $   10,640              8,107            11,179
                                                         ==============    ==============    ==============


Net income per share:
      - Basic                                              $    0.142              0.108             0.149
      - Diluted                                            $    0.141              0.108             0.149

Avg equivalent shares outstanding, in thousands:
      - Basic                                                  75,166             75,040            74,920
      - Diluted                                                75,267             75,068            75,089


CONSOLIDATED STATEMENTS OF INCOME

(dollars in thousands, except per share data)
(Unaudited)

                                                                     Nine Months Ended
                                                                 09/30/07          09/30/06

Interest income
   Loans                                                       $   89,236           76,517
   Investments                                                     37,188           42,204
   Federal funds sold and other short term investments             15,244            6,772
                                                             --------------   --------------

     Total interest income                                        141,668          125,493

Interest expense
   Deposits                                                        66,485           47,964
   Borrowings                                                       2,925            2,731
                                                             --------------   --------------

     Total interest expense                                        69,410           50,695

     Net interest income                                           72,258           74,798

Provision (credit) for loan losses                                    -             (3,575)
                                                             --------------   --------------

     Net interest income after
      provision for loan losses                                    72,258           78,373

Net securities transactions                                          229              (264)
Trading gains                                                        906               -
Noninterest income                                                12,310            11,381
Noninterest expense                                               39,761            35,610
                                                             --------------   ---------------

Income before income taxes                                        45,942            53,880
Income tax expense                                                14,881            17,911
                                                             --------------   ---------------

Net income                                                    $   31,061            35,969
                                                             ==============   ===============


Net income per share:
      - Basic                                                  $   0.414             0.480
      - Diluted                                                $   0.413             0.479

Avg equivalent shares outstanding, in thousands:
      - Basic                                                     75,054            74,896
      - Diluted                                                   75,130            75,155





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